UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 11, 2013

Commission File Number	Registrant, State Of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.
1-3526	THE SOUTHERN COMPANY (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2013, The Southern Company (the “Company”) Board of Directors approved an amendment to Section 15 of the Company's By-Laws effective as of February 11, 2013. The amendment to Section 15 removes the mandatory retirement age provision (the “Retirement Age Provision”) for non-employee directors and removes the provision that allows an exception to the Retirement Age Provision in connection with membership on the Independent Litigation Committee, which committee was dissolved effective March 9, 1992. As required by Section 46 of the Company's By-Laws, this amendment will be submitted to the stockholders of the Company for ratification at the Annual Meeting of Stockholders scheduled to be held on May 22, 2013.
The foregoing description is qualified in its entirety by reference to the By-Laws, as amended, as of February 11, 2013, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

3.1	By-Laws of the Company, as amended effective February 11, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2013	THE SOUTHERN COMPANY By /s/Melissa K. Caen Melissa K. Caen Assistant Secretary